2015 Shareholder Meeting Hines Global REIT, Inc. Sherri Schugart President and CEO

Hines Global REIT 2015 Shareholder Meeting Company Overview  Commenced capital raising in 2009 and as of June 30, 2015, raised $2.8 billion in aggregate proceeds from public offerings. We closed or last offering in April 2014.  Investment Strategy & Objectives • Invest in diversified portfolio of high-quality commercial real estate  U.S. & international for geographic diversification  Multiple asset classes for sector diversification  Currencies provide an additional level of diversification • Moderate leverage • Provide regular cash distributions • Achieve attractive total returns upon the ultimate sale of our investments or another ultimate liquidity event 2

Hines Global REIT 2015 Shareholder Meeting Portfolio Overview (as of June 30, 2015)  Current portfolio consists of • Interests in 43 projects • Office, Retail, Industrial, Multifamily and Mixed-Use • Estimated aggregate value of approximately $5.2 billion 1,3 • 16.3 million square feet 2 • 95% leased 2  Moderate leverage of 49% with weighted average interest rate of 2.6%  Current distribution rate maintained through September 20154 • 6.25% annualized rate on $10.40 share price • 6.32% annualized rate on $10.28 share price • 6.50% annualized rate on $10.00 share price 3 1. Assumes 100% ownership in each of Hines Global REIT’s real estate assets, and real estate related debt. We own less than 100% of the interests in five projects. 2. The square feet and percentage leased do not include development projects. 3. The estimated values of Hines Global REIT’s real estate property investments were based on their appraised values as of December 31, 2014. Values of Hines Global REIT’s multifamily development projects (one of which has not been completed) were based on their estimated cost at completion and values of Hines Global REIT’s real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2015. The estimated values of completed acquisitions in 2015 were based on the contract purchase prices. It does not necessarily reflect the current aggregate value of Hines Global REIT’s Investments. 4. The distribution rate has been $0.0017808 per share, per day since January 2014. It represents a 6.89% annualized rate based on the estimated per share net asset value (NAV) of $9.44 as of December 31, 2014. Annualized rates assume that the distribution rate is maintained for a 12-month period. The estimated per share NAV is not an indication of the current value on a per share basis of an investment in Hines Global REIT.

Hines Global REIT 2015 Shareholder Meeting 4 Geographical Diversification (as of June 30, 2015) GEOGRAPHIC REGIONS Moscow London Birmingham Katowice Paris Stuttgart Forchheim Wroclaw Erfurt Warsaw Brisbane Sydney 1. The estimated values of Hines Global REIT’s real estate property investments were based on their appraised values as of December 31, 2014. Values of Hines Global REIT’s multifamily development projects (one of which has not been completed) were based on their estimated cost at completion and values of Hines Global REIT’s real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2015. The estimated values of completed acquisitions in 2015 were based on the contract purchase prices. It does not necessarily reflect the current aggregate value of Hines Global REIT’s Investments. 61% Domestic/ 39% International East Midwest South West International Austin Orange County Durham Minneapolis Boston area Atlanta Houston Seattle Miami San Francisco Los Angeles Dallas Jacksonville Nashville Washington, DC San Antonio Office - 63% Retail - 15% Mixed-Use - 9% Industrial - 9% Multifamily - 4% PRODUCT TYPE1 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES Melbourne

Hines Global REIT 2015 Shareholder Meeting 5 Geographical Diversification (as of June 30, 2015) 1. The estimated values of Hines Global REIT’s real estate property investments were based on their appraised values as of December 31, 2014. Values of Hines Global REIT’s multifamily development projects (one of which has not been completed) were based on their estimated cost at completion and values of Hines Global REIT’s real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2015. The estimated values of completed acquisitions in 2015 were based on the contract purchase prices. 2. Calculated using Hines Global REIT’s pro-rata share of the total portfolio based on net equity invested. Net equity invested is defined as the estimated value (as described above) less debt incurred. EQUITY INVESTED BY CURRENCY1,2 % OF TOTAL PORTFOLIO—BASED ON EQUITY INVESTED COUNTRY MIX1 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES U.S. - 61% Germany - 5% U.K. - 15% France - 3% Australia - 7% Russia - 3% Poland - 6% USD - 71% EUR - 10% GBP - 15% AUD - 4%

Hines Global REIT 2015 Shareholder Meeting Strategic Asset Sales During 2014 6 144 Montague Brisbane, Australia Stonecutter Court London, UK • Acquired in March 2011 for $145.6 million • Sold in December 2014 for $175.6 million • Acquired in April 2012 for $91.3 million • Sold in November 2014 for $79.3 million

Hines Global REIT 2015 Shareholder Meeting Strategic Recent Acquisitions During 2014 and 2015 7 The Summit Bellevue, WA 818 Bourke Melbourne, Australia Harder Logistics Portfolio Nuremburg and Karlsdorf, Germany • 259,227 Square Feet • Acquired in October 2014 for $135.6 million • 518,888 Square Feet • Acquired in March 2015 for $316.5 million • 605,383 Square Feet • Acquired in April 2015 for $57.2 million

Hines Global REIT 2015 Shareholder Meeting 8 Looking Forward  Proactively manage assets to maintain occupancy and maximize value  Strategically dispose of certain assets to the extent we believe those net proceeds could be reinvested into more attractive investment opportunities which improve the overall portfolio  Evaluate exit strategies to maximize shareholder value 465 Victoria Sydney, Australia